SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 29, 1998

                            REGENESIS HOLDINGS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         FLORIDA                         1-12350                65-827283
 ----------------------------          ------------          ------------------
 (State or Other Jurisdiction         (Commission              (IRS Employer
  Of Incorporation)                    File Number)            Identification
                                                               Number)



                               444 Brickell Avenue
                                    Suite 400
                               Miami Florida 33131
                  --------------------------------------------
                   (Address of executive offices and zip code)


       Registrant's telephone number, including area code: (305) 358-7660


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Item 4.  Changes in Registrant's Certifying Accountant.

           (a)   (1) Termination of Certifying Accountants

Accountants submitted their resignation to the Company prior to their commencement of the December 31, 1998 audit and, accordingly, did not issue a report.

                        (i) On November 30, 1998, Moore Stephens Lovelace, P.A., the Company's Certifying Accountants ("Former Accountants") resigned as the Registrant's Certifying Accountants.

                        (ii) During the interim period preceding the termination of their employment, there were no disagreements with the Former Accountants with respect to auditing principles or practices and financial statements.
There were no disagreements with respect to disclosure or auditing scope and procedure.

                        (iii) During the interim period preceding the resignation of the Former Accountants:

                                    (A) The Former Accountants have not advised
the Registrant that internal controls necessary for the Registrant to develop reliable financial statements did not exist:

                                    (B) The Former Accountants have not advised
the Registrant that information has come to their attention that has led them to no longer be able to rely on management's representations or that they were unwilling to be associated with the financial statements prepared by management.

                                    (C) The Former Accountants have not advised
the Registrant of the need to expand significantly the scope of their audit, or that information has come to their attention during the Registrant's most recent fiscal year and any subsequent interim period preceding the termination of their employment, that, if further investigated, might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, including information that might prevent them from rendering an unqualified audit report on those financial statements, or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements.

                                    (D) The Former Accountants have not advised
the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report

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(including information that, unless resolved to the their satisfaction), would prevent them from rendering an unqualified audit report on those financial statements.

           (a)   (2) Engagement of New Certifying Accountants

         On January 29, 1999, the Company engaged the firm of Rachlin Cohen & Holtz, One SE Third Ave., Tenth Floor, Miami, Florida 33131 (the "New Accountants") as its new certifying accountants.

The New Accountants were not consulted regarding:

                        (i) the application of accounting principles to a specific transaction; or

                        (ii) the type of audit opinion to be rendered with regard to the Registrant's financial statements; or any disagreements or reportable events as such terms are defined in Regulation S-K, Item 304.

           (a) (3) The Former Accountants have been provided with a copy of the disclosures being set forth in the Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Annexed hereto as an exhibit is a copy of a letter from the Former Accountants to the Commission stating that they agree with the statements in the Form 8-K concerning their firm.

           (a) (5) The New Accountants have also been furnished with a copy of the disclosures being set forth in the Form 8-K with a request that they furnish the Registrant a letter addressed to the Commission stating whether they agree with the statements made by the Registrant with regard to them. Annexed hereto as an Exhibit is a copy of a letter from the New Accountants to the Commission stating that they agree with the Statements on the Form 8-K concerning their Firm.



Item 5.  Other Events.

         On January 20, 1999, the Board of Directors appointed Russell B. Adler, Esq., to the Board. Mr. Sandler resigned as Chairman, but will remain as a director and President. Mr. Adler was then elected as Chairman.

         Since 1986 Mr. Adler has been a solo practitioner in Dade and Broward County where he specializes in corporate and business law. Mr. Adler was president of Air & Waterworks, Inc. (1984-87), vice president of operations for Silicon Group, Inc., a semiconductor and computer software development company (1993-1995) and president of Strategic Holdings Corp. (1996-97). Prior to Mr. Adler assuming his board position, he has been a consultant and counsel

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to the Chairman of J.W. Gant (NASD broker dealer 1987-90) and Equity Management
Partners, Inc. (1996-98) Mr. Adler is a member of the Florida Bar and American Bar Association. He received a BA in Business and Sociology from William Penn College, in 1982 and a Juris Doctor from Nova Southeastern University School of Law in 1986.

         On January 24, 1999, the Board of Directors appointed Melissa K. Taylor to the Board. Further, Mrs. Taylor was appointed Secretary and Treasurer of the Company.

         Mrs. Taylor is the founder and President of MKT Communications Corp., a telemarketing and software development company. (1998-99) Ms. Taylor received BS in Business from Averett College in 1997. Prior to college Ms. Taylor spent numerous years in the banking and telecommunications industries.

         Mrs. Taylor is the founder and President of MKT Communications Corp., a telemarketing and software development company. (1998-99). Prior to her starting MKT, Mrs. Taylor was employed a consultant and financial advisor to Able Telcom (Nasdq: ABTE) and was instrumental in growing Able to a half a billion dollar revenue company in ten years. Mrs. Taylor is an accomplished professional in Telcom build-outs and other electronic data and software development.

         On January 19, 1999, the Company entered into a Letter of Intent with auctionZplus.com, Inc, a Texas corporation, to purchase its internet site Auctionzplus (the "Acquisition") an internet company that has a web site and a business plan for providing the general public with on-line art, antiques, coins and memorabilia on an auction web site.

         The proposed Acquisition is conditioned on, among other things, the preparation of a mutually satisfactory definitive agreement of Acquisition, each party's completion of a satisfactory due diligence review of the other party, the Registrant having a minimum of $1,000,000 dollars in cash for the specific use by Auctionzplus.

         The foregoing summary of the Letter of Intent is qualified in its entirety by the copy of the Letter of Intent attached hereto as an exhibit.

         On January 19, 1999, the Registrant entered into a Letter of Intent with MKT Communication Inc. a Florida corporation, for the purchase by the Registrant of all of the stock of MKT Communications Inc. (the "Acquisition") is an advertising and direct marketing company that is in the business of providing corporations with telemarketing and internet technologies.

         The proposed Acquisition is conditioned on, among other things, the preparation of a mutually satisfactory definitive agreement of Acquisition, each party's completion of a satisfactory due diligence review of the other party, the Registrant having a minimum of $2,000,000 dollars in cash for the specific use by MKT Communications.

         The foregoing summary of the Letter of Intent is qualified in its entirety by the copy of the Letter of Intent attached hereto as an exhibit.

         In August 1998, the Company received a letter from an attorney for a stockholder of the Company asserting that the stockholder was damaged by affirmative misrepresentations and material omissions allegedly made by the Company and its affiliates in connection with the sale in 1996 of securities of the Company to the stockholder. The letter asserts that the stockholder was damaged in the amount of at least $1,200,000, excluding interest and attorney's fees. The attorney states in the letter that his firm intends to file suit on behalf of the stockholder, and possibly others, against the Company and certain of its controlling persons for securities fraud.

         On December 23, 1998, the Company's new management joined a suit filed in West Palm Beach, Florida: Shulman & Associates, Inc.; Manny J. Shulman; Mitchell Rubinson; Regenesis Holdings, Inc. and Frankyn B. Weichselbaum vs. Elizbeth Shwiff; Fincross, Ltd.; Elpoint Corporation; Elpoint Company, L.L.C.; Russian Securities Company; Gennady Yakovlev (A/K/A Gennadei Yakovlev); Oleg Pavlioutchouk (A/K/A Oleg Pavlutchuk); Maxim Shishly Yannikov and John Does 1 through 100, in an effort to resolve any pending allegations by the aforementioned stockholder regarding the activities of the former management and control persons. The suit charges the defendants with libel and slander and asks the court to enjoin the Defendants from any further public accusations relating to the Company. The Company felt it was in its' best interest to file this action at the conclusion of a "stand still" agreement between the Defendants and the Company's former management. Based on the information currently available to the present management of the Company, which information is limited, the Company believes (but can offer no assurance) that there will be a favorable outcome to the Company's initiation of litigation in connection with this matter; however, if the outcome was unfavorable, the Company believes that such litigation could have an adverse effect on the Company's financial position.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits


         10.1 Letter of Intent dated January 19, 1999 by and between Regenesis Holdings Inc. and MKT Communications Corp.

         10.2 Letter of Intent dated January 19, 1999 by and between Regenesis Holdings Inc. and auctionZplus, Inc.


         16.1 Letter dated January 29, 1999 from Rachlin Cohen & Holtz to the Securities and Exchange Commission.

         16.2 Letter dated January 10, 1999 from Moore Stevens Lovelace. P.A. to the Securities and Exchange Commission.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be authorized on its behalf by the undersigned duly authorized.

Dated: January 29, 1999
                                             Regenesis Holdings Inc.

                                             By: /s/ Mitchell Sandler
                                                 ---------------------------
                                                 Mitchell Sandler, President
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                                 EXHIBIT INDEX

         10.1 Letter of Intent dated January 19, 1999 by and between Regenesis Holdings Inc. and MKT Communications Corp.

         10.2 Letter of Intent dated January 19, 1999 by and between Regenesis Holdings Inc. and auctionZplus, Inc.

         16.1 Letter dated January 29, 1999 from Rachlin Cohen & Holtz to the Securities and Exchange Commission.

         16.2 Letter dated January 10, 1999 from Moore Stevens Lovelace. P.A. to the Securities and Exchange Commission.